Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VL

(Separate Account)

Supplement to:

Executive Select and Regent 2000

Prospectuses Dated May 1, 2007

Supplement Dated May 1, 2020

1.	Subaccount underlying portfolios available as variable investment options for your Policy are:

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
The Alger Portfolios	Fred Alger Management, Inc.
Alger Large Cap Growth Portfolio, Class I-2	Long-term capital appreciation.
Alger Mid Cap Growth Portfolio, Class I-2	Long-term capital appreciation.
Calvert Variable Products, Inc.	Calvert Research and Management
Calvert VP EAFE International Index Portfolio, Class I	Index: MSCI EAFE Index.
Calvert Variable Series, Inc.	Calvert Research and Management
Calvert VP SRI Balanced Portfolio, Class I	Total return.
Calvert VP SRI Mid Cap Portfolio	Long-term capital appreciation.
DWS Investments VIT Funds	DWS Investment Management Americas, Inc.
DWS Equity 500 Index VIP*, Class A – Northern Trust Investments, Inc. ("NTI")	To replicate, as closely as possible, the S&P 500® Index*.
DWS Small Cap Index VIP, Class A – NTI	To replicate, as closely as possible, the Russell 2000® Index.
Fidelity® Variable Insurance Products **	Fidelity Management & Research Company LLC
Fidelity® VIP ContrafundSM Portfolio, Service Class 2 (1)	Seeks long-term capital appreciation.
Fidelity® VIP Equity-Income PortfolioSM, Service Class 2 (1)	Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index*.
Fidelity® VIP Government Money Market Portfolio, Initial Class (1)	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP High Income Portfolio, Service Class 2 (1)	Seeks a high level of current income, while also considering growth of capital.
Subadvisers: (1) Other investment advisers serve as sub-advisers for the fund.
Franklin Templeton Variable Insurance Products Trust	Templeton Investment Counsel, LLC
Templeton Foreign VIP Fund, Class 2	Seeks long-term capital growth.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.
Invesco Oppenheimer V.I. Capital Appreciation Fund, Series I	Seeks capital appreciation.
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I	Seeks capital appreciation.
Invesco Oppenheimer V.I. Global Strategic Income Fund, Series I	Seeks total return.
Invesco Oppenheimer V.I. Main Street® Fund, Series I	Seeks capital appreciation.
Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Mid Cap Growth Portfolio, Class I	Seeks growth of capital.
Neuberger Berman AMT Short Duration Bond Portfolio, Class I	Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

IN 2437 5-20

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
Neuberger Berman AMT Sustainable Equity Portfolio, Class I	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance criteria.
VanEck VIP Trust	Van Eck Associates Corporation
VanEck VIP Global Hard Assets Fund, Initial Class	Long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

*	"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's® and Standard & Poor's® makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's® as set forth in the Licensing Agreement between us and Standard & Poor's®.
**	FIDELITY and Contrafund are registered service marks of FMR LLC. Used with permission.

2.	The following is added to the first page of your prospectus:

Ameritas and its subsidiaries continuously monitor their various businesses, internal and external operations, the financial services industry as a whole, and the effects of various external events on our businesses. In response to the current COVID-19 pandemic, we have taken additional steps to continuously provide service to our policy owners. We continuously monitor the life insurance company’s investments, and are keeping abreast of developing strategies, in order to ensure that we maintain our financial strength during this unprecedented time of general uncertainty due to the pandemic.

3.	The instructions for electing to receive communications electronically, on page one of your prospectus, are replaced with the following:

You may elect to receive shareholder reports and other communications from us electronically by:

  Calling our Customer Service Center at 800-745-1112, or
  Visiting ameritas.com and following these instructions:
•	Click on Account Access.
•	Select Life/Annuities/Disability and click Customer Login.
•	Click on your variable policy number, then the Electronic Consent tab and click Accept to indicate your preference for electronic information.
•	First time users select Register and follow the simple registration prompts. You will need your policy number and Social Security Number or tax identification number and date of birth.

4.	In the section titled Life Insurance Qualification; Tax Treatment of Death Benefit, the first and second bullet points are revised as follows:

▪	you should not be considered in constructive receipt of the Cash Surrender Value, including any increases in Cash Surrender Value, unless and until it is distributed from the Policy and
▪	the death benefit generally should be fully excludable from the beneficiary's gross income; however, special rules apply to employer owned life insurance or if the policy is transferred for value, particularly in a reportable policy sale. The death benefit of life insurance owned by an employer is taxable unless the Insured is a certain class of employee and has been given notice and has consented to coverage on his life. Specific statutory requirements must be satisfied for the death benefit of employer owned life insurance to be excluded from taxable income.

5.	In the section titled Distributions from Policies Not Classified as Modified Endowment Contracts, the first sentence of the third paragraph is revised as follows:

Distributions (including upon surrender and partial withdrawals) and loans from, or secured by, a Policy that is not a modified endowment contract are not subject to the 10% additional income tax rule.

All other provisions remain as stated in your Policy and prospectus as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2437 5-20